Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO RULE 13a-14(a)/RULE 15d-14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

I, John J. Millerick, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of Analogic Corporation; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: February 18, 2005	/s/John J. Millerick

John J. Millerick
Chief Financial Officer (Principal Financial Officer)

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